Exhibit 99.4

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                MONTHLY STATEMENT

                                    MAY 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Stree Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.
     i)  The amount of such distribution allocable to principal:

Class 1-A1......$           0.00000000     Class  2-A1.........$     20.00846300
                ----------------------                         -----------------
Class 1-A2......$           0.00000000     Class 2-A2..........$      0.00000000
                ----------------------                         -----------------
Class 1-A3......$           0.00000000     Class 2-A3..........$      0.00000000
                ----------------------                         -----------------
Class 1-A4......$           9.50674686     Class 2-A4..........$      0.00000000
                ----------------------                         -----------------
Class 1-A5......$           3.75695374     Class 2-A5..........$      0.00000000
                ----------------------                         -----------------
Class 1-A6......$           3.89845658     Class 2-A6..........$      0.00000000
                ----------------------                         -----------------
Class 1-A7......$           1.74657550     Class 2-A7..........$      3.10541667
                ----------------------                         -----------------
Class 1-A8......$           0.00000000     Class 2-PO..........$      4.02837668
                ----------------------                         -----------------
Class 1-A9......$           0.00000000     Class 2-M...........$      3.10539674
                ----------------------                         -----------------
Class 1-A10.....$           0.00000000     Class 2-B1..........$      3.10540019
                ----------------------                         -----------------
Class 1-A11.....$           2.12776440     Class 2-B2..........$      3.10540019
                ----------------------                         -----------------
Class 1-A12.....$           0.00000000     Class 2-B3..........$      3.10538768
                ----------------------                         -----------------
Class 1-A13.....$           0.00000000     Class 2-B4..........$      3.10541896
                ----------------------                         -----------------
Class 1-A14.....$           0.00000000     Class 2-B5..........$      3.10536874
                ----------------------                         -----------------
Class 1-A15.....$           0.00000000
                ----------------------
Class 1-A16.....$           0.69071929
                ----------------------
Class 1-A17.....$           0.69072000
                ----------------------
Class 1-PO......$           0.42039076
                ----------------------
Class 1-M.......$           0.69071944
                ----------------------
Class 1-B1......$           0.69071952
                ----------------------
Class 1-B2......$           0.69071952
                ----------------------
Class 1-B3......$           0.69071936
                ----------------------
Class 1-B4......$           0.69072485
                ----------------------
Class 1-B5......$           0.69072564
                ----------------------
Class 1-R.......$           0.00000000
                ----------------------
Class 1-RL......$           0.00000000
                ----------------------

Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

Class 1-A1......$           0.00000000     Class 2-A1..........$      3.93601791
                ----------------------                         -----------------
Class 1-A2......$           0.00000000     Class 2-A2..........$      0.00000000
                ----------------------                         -----------------
Class 1-A3......$           0.00000000     Class 2-A3..........$      0.00000000
                ----------------------                         -----------------
Class 1-A4......$           5.24181964     Class 2-A4..........$      0.00000000
                ----------------------                         -----------------
Class 1-A5......$           2.07150502     Class 2-A5..........$      0.00000000
                ----------------------                         -----------------
Class 1-A6......$           2.14952670     Class 2-A6..........$      0.00000000
                ----------------------                         -----------------
Class 1-A7......$           0.96302488     Class 2-A7..........$      0.61089028
                ----------------------                         -----------------
Class 1-A8......$           0.00000000     Class 2-PO..........$      0.79245281
                ----------------------                         -----------------
Class 1-A9......$           0.00000000     Class 2-B1..........$      0.00000000
                ----------------------                         -----------------
Class 1-A10.....$           0.00000000     Class 2-B2..........$      0.00000000
                ----------------------                         -----------------
Class 1-A11.....$           1.17320440     Class 2-B3..........$      0.00000000
                ----------------------                         -----------------
Class 1-A12.....$           0.00000000     Class 2-B4..........$      0.00000000
                ----------------------                         -----------------
Class 1-A13.....$           0.00000000     Class 2-B5..........$      0.00000000
                ----------------------                         -----------------
Class 1-A14.....$           0.00000000
                ----------------------
Class 1-A15.....$           0.00000000
                ----------------------
Class 1-A16.....$           0.38084804
                ----------------------
Class 1-A17.....$           0.38084843
                ----------------------
Class 1-PO......$           0.23179460
                ----------------------
Class 1-M.......$           0.00000000
                ----------------------
Class 1-B1......$           0.00000000
                ----------------------
Class 1-B2......$           0.00000000
                ----------------------
Class 1-B3......$           0.00000000
                ----------------------
Class 1-B4......$           0.00000000
                ----------------------
Class 1-B5......$           0.00000000
                ----------------------
Class 1-R.......$           0.00000000
               ----------------------
Class 1-RL......$           0.00000000
               ----------------------

    ii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

         Class 1-A1........      $            5.41666665            6.50000000%
         Class 1-A2........      $            5.62499995            6.75000000%
         Class 1-A3........      $            6.24999976            7.50000000%
         Class 1-A4........      $            5.74299274            7.00000000%
         Class 1-A5........      $            6.17831546            7.50000000%
         Class 1-A6........      $            6.17561534            7.50000000%
         Class 1-A7........      $            3.89285541            7.50000000%
         Class 1-A8........      $            4.72726267            7.00000000%
         Class 1-A9........      $            6.75323333           10.00000000%
         Class 1-A10........     $            5.63561782            7.50000000%
         Class 1-A11........     $            6.09705760            7.50000000%
         Class 1-A12........     $            6.25000064            7.50000000%
         Class 1-A13........     $            6.45833333            7.75000000%
         Class 1-A14........     $            5.00000000            6.00000000%

         Class 1-A15........     $            4.45303596            7.50000000%
         Class 1-A16........     $            6.24153738            7.50000000%
         Class 1-A17........     $            6.24153667            7.50000000%
         Class 1-S.........      $            0.23948314            0.32869827%
         Class 1-M.........      $            6.24153769            7.50000000%
         Class 1-B1........      $            6.24153675            7.50000000%
         Class 1-B2........      $            6.24153675            7.50000000%
         Class 1-B3........      $            6.24153641            7.50000000%
         Class 1-B4........      $            6.24153846            7.50000000%
         Class 1-B5........      $            6.24153908            7.50000000%
         Class 1-R........       $            0.00000000            7.50000000%
         Class 1-RL.......       $            0.00000000            7.50000000%
         Class 2-A1........      $            5.62169706            7.00000000%
         Class 2-A2........      $            5.41666641            6.50000000%
         Class 2-A3........      $            5.41666667            6.50000000%
         Class 2-A4........      $            5.83333244            7.00000000%
         Class 2-A5........      $            5.81746240            7.00000000%
         Class 2-A6........      $            5.23958803            7.00000000%
         Class 2-A7........      $            5.79780889            7.00000000%
         Class 2-S........       $            0.38309564            0.50335369%
         Class 2-M.........      $            5.79780398            7.00000000%
         Class 2-B1.......       $            5.79781042            7.00000000%
         Class 2-B2.......       $            5.79781042            7.00000000%
         Class 2-B3.......       $            5.79782212            7.00000000%
         Class 2-B4.......       $            5.79779287            7.00000000%
         Class 2-B5.......       $            5.79779612            7.00000000%

    iii) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                            Pool 1                 Pool 2
                                            ------                 ------
                                 $             86,028.34    $          18,010.90
                                 -----------------------    --------------------

(b)  The amounts below are for the aggregate of all certificates.

    iv)  The Pool Scheduled Principal
         Balances:............   $        442,492,508.76    $      87,848,138.14
                                 -----------------------    --------------------
         Number of Mortgage Loans:                  1509                     283
                                                    ----                     ---

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                       Aggregate Principal   Single Certificate
                                             Balance               Balance
                                             -------               -------
          Class 1-A1...............    $     51,348,218.00      $  1,000.00
          Class 1-A2...............    $     65,627,405.00      $  1,000.00
          Class 1-A3...............    $      5,215,005.00      $  1,000.00
          Class 1-A4...............    $     57,793,537.41      $    975.01
          Class 1-A5...............    $     24,797,638.83      $    984.77
          Class 1-A6...............    $     18,454,166.44      $    984.20
          Class 1-A7...............    $     96,337,779.13      $  1,003.34

                                       Aggregate Principal   Single Certificate
                                             Balance               Balance
                                             -------               -------
          Class 1-A8...............    $      6,077,909.05      $    810.39
          Class 1-A9...............    $      1,215,581.81      $    810.39
          Class 1-A10..............    $      8,604,413.97      $    901.70
          Class 1-A11..............    $     24,335,036.82      $    973.40
          Class 1-A12..............    $      5,886,977.00      $  1,000.00
          Class 1-A13..............    $      1,752,000.00      $  1,000.00
          Class 1-A14..............    $        292,000.00      $  1,000.00
          Class 1-A15..............    $      6,341,123.70      $    712.49
          Class 1-A16..............    $     41,914,121.15      $    997.96
          Class 1-A17..............    $      2,993,865.80      $    997.96
          Class 1-PO...............    $      1,034,096.43      $    987.15
          Class 1-S................    $    393,119,759.36      $  2,359.67
          Class 1-M................    $      8,988,583.06      $    997.96
          Class 1-B1...............    $      4,493,792.55      $    997.96
          Class 1-B2...............    $      4,493,792.55      $    997.96
          Class 1-B3...............    $      2,247,395.25      $    997.96
          Class 1-B4...............    $        674,617.75      $    997.96
          Class 1-B5...............    $      1,573,452.06      $    997.96
          Class 1-R................    $              0.00      $      0.00
          Class 1-RL...............    $              0.00      $      0.00
          Class 2-A1...............    $     14,385,930.19      $    943.71
          Class 2-A2...............    $     13,163,000.00      $  1,000.00
          Class 2-A3...............    $     12,831,000.00      $  1,000.00
          Class 2-A4...............    $      1,856,714.00      $  1,000.00
          Class 2-A5...............    $     24,731,528.05      $    997.28
          Class 2-A6...............    $     11,240,077.30      $    898.22
          Class 2-A7...............    $      8,917,241.41      $    990.80
          Class 2-S................    $     82,017,949.08      $    973.34
          Class 2-PO...............    $        126,397.14      $    989.17
          Class 2-M................    $        891,986.73      $    990.80
          Class 2-B1...............    $        445,992.87      $    990.80
          Class 2-B2...............    $        445,992.87      $    990.80
          Class 2-B3...............    $        267,595.53      $    990.80
          Class 2-B4...............    $        178,397.34      $    990.80
          Class 2-B5...............    $        222,998.71      $    990.80

    vi) The following pertains to any real estate acquired on behalf of Certificateholders:

                                            Pool 1                 Pool 2
                                            ------                 ------
          Book Value.............. $             0.00   $               0.00
          Unpaid Principal Balance $             0.00   $               0.00

          The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth above.                  0                      0
                                                    -                      -

   vii) Aggregate number and aggregate Principal Balances of delinquent Mortgage Loans, as of the opening of business on the related Determination Date:
                                           Loans              Principal Balance
                                           -----              -----------------
          Pool 1..............
             *(1)  *30-59 days               16               $     4,663,121.57
              (2)  60-89 days                 1               $       293,707.75
              (3)  90 days or more            1               $       546,650.00
              (4)  in foreclosure             1               $             0.00

          Pool 2..............
             *(1)  30-59 days                 2               $       506,230.86
              (2)  60-89 days                 0               $             0.00
              (3)  90 days or more            0               $             0.00
              (4)  in foreclosure             0               $             0.00

  viii)   The  aggregate  number  of  replaced   Mortgage  loans  and  Scheduled
          Principal Balance:

          Pool 1..............                0               $             0.00
          Pool 2..............                0               $             0.00

    ix)   The aggregate number of modified Mortgage loans and Principal Balance:

          Pool 1..............                0               $             0.00
          Pool 2..............                0               $             0.00

     x)   Certificate Interest Rate of:

          Class 1-A8 Certificates:                   7.000000%
          Class 1-A9 Certificates:                  10.000000%
          Class 1-S Certificates:                    0.328698%
          Class 2-S Certificates:                    0.503354%
                                            Pool 1                 Pool 2
                                            ------                 ------
    xi)  Senior Percentage:............   94.91380000%           97.20580000%

   xii)  Group I Senior Percentage:....   84.74939195%           87.04799800%

  xiii)  Group II Senior Percentage:...   10.16440805%           10.15780200%

   xiv)  Senior Prepayment Percentage:.  100.00000000%          100.00000000%

    xv)  Group I Senior Prepayment
         Percentage:...................  100.00000000%          100.00000000%

   xvi)  Group II Senior Prepayment
         Percentage:...................    0.00000000%            0.00000000%

  xvii)  Group I Scheduled Distribution
         Percentage:...................    0.00000000%                   N/A

 xviii)  Group II Scheduled Distribution
         Percentage:...................    0.00000000%                   N/A

  xviv)  Junior Percentage:............    5.08620000%            2.79420000%

   xvx)  Junior Prepayment Percentage:.    0.00000000%            0.00000000%

  xvxi) Amount of distribution of Class 1-A7 Certificates allocable to interest accrued on Components of Class 1-A7 Certificates:

         Class 1-A7A Certificates:    $         265,659.42         7.50000000%
         Class 1-A7B Certificates:    $         335,403.56         7.50000000%
         Class 1-A7C Certificates:    $          83,807.31         7.50000000%
         Class 1-A7D Certificates:    $          24,315.44         7.50000000%
 xvxii) Amount of distribution of Class 1-A5 Certificates allocable to interest accrued on Components of Class 1-A5 Certificates:

         Class 1-A5A Certificates:    $           5,712.50         7.50000000%
         Class 1-A5B Certificates:    $         149,864.02         7.50000000%

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.